Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

This First Amendment to Amended and Restated Master Repurchase Agreement (this “Amendment”), dated as of July 31, 2018, is by and among KREF LENDING III LLC, a Delaware limited liability company (“QRS Seller”), KREF LENDING III TRS LLC, a Delaware limited liability company (“TRS Seller”; together with QRS Seller, the “Sellers” and each a “Seller”) and GOLDMAN SACHS BANK USA, a New York chartered bank (“Buyer”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Sellers and Buyer have entered into that certain Amended and Restated Master Repurchase Agreement, dated as of November 1, 2017 (as the same may be amended, modified and/or restated from time to time, the “Repurchase Agreement”); and

WHEREAS, the Sellers and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.  Amendments to Repurchase Agreement.  The Repurchase Agreement is hereby amended as follows:

(a)           The definition of “Swingline Facility Amount” in Article 2 of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Swingline Facility Amount” means, at all times prior to the Business Day preceding the Swingline Maturity Date, $50,000,000 and at all times thereafter, $150,000,000.

(b)           The definition of “Term Facility Amount” in Article 2 of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Term Facility Amount” means, at all times prior to the Business Day preceding the Swingline Maturity Date, $350,000,000 and at all times thereafter, $250,000,000.

(c)           The following is hereby added as a new Section 3(t) to the Repurchase Agreement:

(t)     If, at any time the aggregate outstanding Purchase Prices for all existing Term Transactions exceeds the Term Facility Amount, then Sellers shall promptly (and in any event not later than the immediately following Business Day) pay to Buyer an amount so that the aggregate outstanding Purchase Prices for all existing Term Transactions no longer exceeds the Term Facility Amount.  Buyer shall apply such payment to the Purchased Loans that constitute Term Transactions as Buyer may determine in its sole discretion.

(d)           The following is hereby added as a new Section 3(u) to the Repurchase Agreement:

(u)     If, at any time the aggregate outstanding Purchase Prices for all existing Swingline Transactions exceeds the Swingline Facility Amount, then Seller shall promptly (and in any event not later than the immediately following Business Day) pay to Buyer an amount so that the aggregate outstanding Purchase Prices for all existing Swingline Transactions no longer exceeds the Swingline Facility Amount.  Buyer shall apply such payment to the Purchased Loans that constitute Swingline Transactions as Buyer may determine in its sole discretion.

(e)           Section 14(iii) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following::

(iii)    Sellers fail to pay any Concentration Limit Amount in accordance with Section 3(o) or any amounts payable in accordance with Sections 3(t) or 3(u).”

2.   Effectiveness.  The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a) Amendment.  This Amendment, duly executed and delivered by each Seller, Pledgor, Guarantor and Buyer.

(b) Responsible Officer Certificate.   A signed certificate from a Responsible Officer of each Seller certifying: (i) that no amendments have been made to the organizational documents of such Seller since November 1, 2017, unless otherwise stated therein; and (ii) as to the authority of such Seller to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

(c) Good Standing.  Certificates of existence and good standing and/or qualification to engage in business for each Seller.

(d) Fees.  Payment by Sellers of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

3.  Continuing Effect; Reaffirmation of Pledge Agreement and Guarantee.  Each of QRS Seller, TRS Seller, Pledgor and Guarantor acknowledge and agree that all terms, covenants and provisions of the Repurchase Agreement, as amended by this Amendment, are ratified and confirmed and shall remain in full force and effect and in addition, any and all guaranties, pledges and indemnities for the benefit of Buyer (including, without limitation, the Pledge Agreement and the Guarantee) and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.  Each of QRS Seller, TRS Seller, Pledgor and Guarantor certifies that (x) the representations and warranties contained in the Transaction Documents to which it is a party remain true, correct and complete in all material respects as of the date hereof with the same force and effect as if made on the date hereof and that (y) it has no offsets, counterclaims or defenses to any of its obligations under the Transaction Documents to which it is a party.

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4.  Binding Effect; No Partnership; Counterparts.  The provisions of the Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.  For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.

5.   Further Agreements.   Each Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

6.   Governing Law.  The provisions of Section 20 of the Repurchase Agreement are incorporated herein by reference.

7.   Headings.  The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

8.  References to Transaction Documents.  All references to the Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By:	/s/ Jeffrey Dawkins
Name: Jeffrey Dawkins
Title: Authorized Person

[Signature Page to First Amendment]

SELLERS:

KREF LENDING III LLC,
a Delaware limited liability company

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

KREF LENDING III TRS LLC,
a Delaware limited liability company

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

[Signature Page to First Amendment]

AGREED AND ACKNOWLEDGED:

PLEDGOR:

KREF HOLDINGS III LLC,
a Delaware limited liability company

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

GUARANTOR:

KKR REAL ESTATE FINANCE HOLDINGS L.P.
a Delaware limited partnership

By: KKR REAL ESTATE FINANCE TRUST INC., its general partner

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

[Signature Page to First Amendment]